UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

SUPERIOR INDUSTRIES

INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 13, 2019, Superior Industries International, Inc. (the “Company”) awarded Parveen Kakar, the Company’s Senior Vice President, Sales, Marketing and Product Development, a one-time retention award, comprised of a cash bonus in the amount of $216,300 and a grant of 20,000 restricted stock units under the Company’s 2018 Equity Incentive Plan (collectively, the “Retention Award”). The Retention Award is intended to incentivize Mr. Kakar to remain as the Company’s Senior Vice President, Sales, Marketing and Product Development through the payment date of the cash bonus and the vesting period of the restricted stock units and thereby ensure his continued employment as a key leader of the Company through the successful implementation of the Company’s operational improvement plans.

The cash bonus will be paid to Mr. Kakar in a cash lump sum on October 1, 2021 provided that he remains employed by the Company through such date. The grant of restricted stock units will vest in full on October 1, 2021, also subject to Mr. Kakar’s continued employment through such date. In addition, Mr. Kakar will receive the cash bonus, and the vesting of the restricted stock units will accelerate, upon a termination of his employment by the Company without “cause.”

The description of the Retention Award is qualified in its entirety by reference to the full text of the Retention Award Letter, a copy of which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Retention Award Letter, dated December 13, 2019, between Parveen Kakar and Superior Industries International, Inc.*

*	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: December 16, 2019	/s/ Matti Masanovich
Matti Masanovich
Executive Vice President and Chief Financial Officer